Exhibit 1.1

[•] Shares

UTE ENERGY CORPORATION

Common Stock

UNDERWRITING AGREEMENT

                                                                         [•], 2012

CREDIT SUISSE SECURITIES (USA) LLC

GOLDMAN, SACHS & CO.

RBC CAPITAL MARKETS, LLC

WELLS FARGO SECURITIES, LLC,

    As Representatives of the Several Underwriters,

        c/o Credit Suisse Securities (USA) LLC,

            Eleven Madison Avenue,

                New York, N.Y. 10010-3629

Dear Sirs:

1. Introductory. Ute Energy Corporation, a Delaware corporation (“Company”), agrees with the several Underwriters named in Schedule A hereto (“Underwriters”) to issue and sell to the several Underwriters [•] shares of its common stock, par value $0.01 per share (“Securities”), and the stockholders listed in Schedule B hereto (“Selling Stockholders”) agree, severally and not jointly, with the Underwriters to sell to the several Underwriters an aggregate of [•] outstanding shares of the Securities (such [•] shares of Securities being hereinafter referred to as the “Firm Securities”). The Company also agrees to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than [•] additional shares of its Securities (“Optional Securities”), as set forth in Section 3 of this Agreement. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities.”

2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

(i) Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-1 (No. 333-178907) covering the registration of the Offered Securities under the Act, including a related preliminary prospectus or prospectuses. At any particular time, this initial registration statement, in the form then on file with the Commission, including all information contained in the registration statement (if any) pursuant to Rule 462(b) and then deemed to be a part of the initial registration statement, and all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement.” The Company may also have filed, or may file with the Commission, a Rule 462(b) registration statement covering the registration of the Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement.”

As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.

For purposes of this Agreement:

“430A Information,” with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b).

“430C Information,” with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C.

“Act” means the Securities Act of 1933, as amended.

“Agreement” means this Underwriting Agreement dated [•], 2012, by and among the Company, the Underwriters listed on Schedule A hereto and the stockholders listed on Schedule B hereto.

“Applicable Time” means [•]:00 [a/p]m (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Effective Time” with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Additional Registration Statement, means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). If an Additional Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such Additional Registration Statement means the date and time as of which such Registration Statement is filed and becomes effective pursuant to Rule 462(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430A Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule C to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

The Initial Registration Statement and the Additional Registration Statement are referred to collectively as the “Registration Statements” and each individually as a “Registration Statement.” A “Registration Statement” with reference to a particular time means the Initial Registration Statement and any Additional Registration Statement as of such time. A “Registration Statement” without reference to a time means such Registration Statement as of its Effective Time. For purposes of the foregoing definitions, 430A Information with respect to a Registration Statement shall be considered to be included in such Registration Statement as of the time specified in Rule 430A.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the New York Stock Exchange (“Exchange Rules”).

“Statutory Prospectus” with reference to a particular time means the prospectus included in a Registration Statement immediately prior to that time, including any 430A Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) and not retroactively.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(ii) Compliance with Requirements of the Act. (i) (A) At their respective Effective Times, (B) on the date of this Agreement and (C) on each Closing Date, each of the Initial Registration Statement and the Additional Registration Statement (if any) conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

(iii) Ineligible Issuer Status. (i) At the time of the initial filing of the Initial Registration Statement and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

(iv) General Disclosure Package. As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the preliminary prospectus, dated [•], 2012 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule C to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

(v) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies Credit Suisse Securities (USA) LLC (“Credit Suisse”) as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus, at a time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, there occurred or occurs an event or development as a result of which such Issuer

Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify Credit Suisse and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(vi) Good Standing of the Company. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so duly qualified or in good standing as a foreign corporation would not, individually, or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), result of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”).

(vii) Subsidiaries. The Company has no “significant subsidiaries” as such term is defined in Rule 1-02(w) of Regulation S-X under the Act. The subsidiaries of the Company own no material assets, conduct no material operations and are party to no material contracts. The subsidiaries of the Company are not subject to any liabilities, direct or contingent, that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Each subsidiary of the Company is in compliance with all applicable law and all agreements or instruments to which such subsidiary is a party except as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(viii) Offered Securities. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the information in the General Disclosure Package and to the description of the Offered Securities contained in the Final Prospectus; the stockholders of the Company have no preemptive rights with respect to the Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder. Except as disclosed in the General Disclosure Package, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options. The Company has not, directly or indirectly, offered or sold any of the Offered Securities by means of any “prospectus” (within the meaning of the Act and the Rules and Regulations) or used any “prospectus” or made any offer (within the meaning of the Act and the Rules and Regulations) in connection with the offer or sale of the Offered Securities, in each case other than the preliminary prospectus referred to in Section 2(a)(iv) hereof.

(ix) Other Offerings. The Company has not sold, issued or distributed any common shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act, other than common shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(x) No Finder’s Fee. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xi) Registration Rights. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 5(k) hereof.

(xii) Listing. The Offered Securities have been approved for listing on The New York Stock Exchange, subject to notice of issuance.

(xiii) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained, or made and such as may be required under state securities laws.

(xiv) Title to Property. The Company has (i) good and defensible title to all of its oil and gas properties (including oil and gas wells, producing leasehold interests and appurtenant personal property), title investigations having been carried out by the Company consistent with the reasonable practice in the oil and gas industry in the areas in which the Company operates and (ii) good and marketable title to all other real and personal property owned by the Company (including those reflected in the General Disclosure Package as assets), in each case free and clear of all liens, encumbrances and defects except such as are described in the General Disclosure Package and the Final Prospectus or such as do not materially affect the value of the properties of the Company, and do not interfere in any material respect with the use made and proposed to be made of such properties by the Company; and all of the leases and subleases under which the Company holds or uses properties described in the General Disclosure Package and the Final Prospectus are in full force and effect, with such exceptions as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and the Company does not have any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession or use of the leased or subleased premises. The working interests in oil, gas and mineral leases or mineral interests which constitute a portion of the real property held by the Company, reflect in all material respects the right of the Company to explore, develop or receive production from such real property, and the care taken by the Company with respect to acquiring or otherwise procuring such exploration and development agreements, leases or mineral interests was generally consistent with standard industry practices in the areas in which the Company operates for acquiring or procuring leases and interests therein to explore, develop or produce for hydrocarbons.

(xv) Rights-of-Way. The Company has such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable the Company to conduct its business in the manner described in the General Disclosure Package, subject to qualifications as may be set forth in the General Disclosure Package, except where failure to have such rights of way could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(xvi) Reserve Engineers. Ryder Scott Company, L.P., who has prepared the reserve reports on estimated net proved oil and natural gas reserves held by the Company as of December 31, 2010 and December 31, 2011, was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Company. Cawley, Gillespie & Associates, Inc., who has prepared a reserve report on estimated net proved oil and natural gas reserves held by the Company as of December 31, 2009, was, as of the date of preparation of such reserve report, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.

(xvii) Reserve Report Information. The information contained in the General Disclosure Package regarding estimated proved reserves is based upon the reserve reports prepared by Ryder Scott Company, L.P. and Cawley, Gillespie & Associates, Inc. The factual information provided to Ryder Scott Company, L.P. and Cawley, Gillespie & Associates, Inc. by the Company, including, without limitation, information as to: production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates the reports were made. Such information was provided to Ryder Scott Company, L.P. and Cawley, Gillespie & Associates, Inc. in accordance with all customary industry practices. Other than production of reserves in the ordinary course of business and intervening market commodity price fluctuations or as disclosed in the General Disclosure Package, the Company is not aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves or the present value of future net cash flows therefrom, as described in the General Disclosure Package and the reserve reports, and estimates of such reserves and present values as described in the General Disclosure Package and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K.

(xviii) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (iii) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, except for any breach, violation or default described in clauses (ii) and (iii) which would not, individually or in the aggregate, have a Material Adverse Effect; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(xix) Absence of Existing Defaults and Conflicts. The Company is not violation of its charter or bylaws or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(xx) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xxi) Possession of Licenses and Permits. The Company possesses, and is in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Licenses”) that are necessary for the conduct of the business now conducted or proposed in the General Disclosure Package to be conducted by it, except as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to any revocation or modification of any Licenses that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

(xxii) Absence of Labor Dispute. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that could not reasonably be expected to have a Material Adverse Effect.

(xxiii) Possession of Intellectual Property. The Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by it or presently employed by it, except as would not, individually or in the aggregate, have a Material Adverse Effect, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(xxiv) Environmental Laws. Except as disclosed in the General Disclosure Package: (A) the Company (1) is in compliance with any and all applicable Federal, state and local laws, rules, regulations, judgments, decrees, and orders relating to pollution or the protection of the environment, natural resources or human health or safety (to the extent human health and safety relate to exposure to Hazardous Materials), including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (2) have timely applied for or received, and are in compliance with, all Licenses required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and (3) have not received written notice of any actual or potential liability under, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that could reasonably be expected to result in any such notice; and (B) there are no remedial costs or liabilities associated with the Release into the environment of any Hazardous Materials, except where such failure to comply as described in (A)(1) or (A)(2) above, such failure to apply for or receive a license as described in (A)(2) above, such receipt of a notice as described in (A)(3) above and such costs or liabilities as described in (B) above could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant or contaminant, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which may reasonably be expected to give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment.

(xxv) Accurate Disclosure. The statements in the General Disclosure Package and the Final Prospectus under the headings “Prospectus Summary—Corporate Reorganization,” “Business— Title to Properties, —Laws and Regulations Pertaining to Oil and Gas Operations on the Uintah & Ouray Reservation, —Other Regulation of the Oil and Natural Gas Industry and —Environmental, Health and Safety Regulation”, “Description of Capital Stock,” “Certain Relationships and Related Party Transactions” and “Material U.S. Federal Income and Estate Tax Considerations to Non-U.S. Holders,” insofar as such statements summarize legal matters, agreements, documents or legal or regulatory proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or legal or regulatory proceedings and present the information required to be shown.

(xxvi) Absence of Manipulation. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(xxvii) Statistical and Market-Related Data. Any third-party statistical and market-related data included in a Registration Statement, a Statutory Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(xxviii) Internal Controls and Compliance with the Sarbanes-Oxley Act. Except as set forth in the General Disclosure Package, the Company and the Company’s Board of Directors (the “Board”) are in compliance with all applicable provisions of Sarbanes-Oxley and Exchange Rules. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the applicable Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are, or upon consummation of the offering of the Offered Securities will be, overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls, any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect.

(xxix) Litigation. Except as disclosed in the General Disclosure Package, there are no pending actions, suits or legal proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are threatened or, to the Company’s knowledge, contemplated.

(xxx) Financial Statements. The historical financial statements included in each Registration Statement and the General Disclosure Package present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the pro forma financial statements included in each Registration Statement and the General Disclosure Package have been prepared in all material respects in accordance with the applicable accounting requirements of Regulation S-X under the Act, the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. KPMG LLC and Ehrhardt Keefe Steiner & Hottman PC, each of which has certified certain of the financial statements of the Company included in the General Disclosure Package and the Final Prospectus, is an independent registered public accounting firm with respect to the Company within the Rules and Regulations and as required by the Act and the applicable rules and guidance from the Public Company Accounting Oversight Board (United States). The summary and selected financial and statistical data included in the Registration Statement, the General Disclosure Package and the Final Prospectus present fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus. There are no financial statements that are required to be included in the Registration Statement, the General Disclosure Package or the Final Prospectus that are not included as required.

(xxxi) No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package (A) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, that is material and adverse, (B) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (C) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company, (D) there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company other than transactions in the ordinary course of business, (E) there has been no obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business and (F) the Company has not sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(xxxii) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).

(xxxiii) No Rated Securities. No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act has rated any securities of the Company.

(xxxiv) Tax Returns. The Company has timely filed all federal, state, local and non-U.S. tax returns that are required to be filed or has timely requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect); and, except as set forth in the General Disclosure Package, the Company has paid all taxes (including any assessments, fines or penalties) required to be paid by it, except for any such taxes, assessments, fines or penalties currently being contested in good faith by appropriate actions and as to which adequate reserves have been provided or as would not, individually or in the aggregate, have a Material Adverse Effect.

(xxxv) Insurance. The Company is insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company or its businesses, assets, employees, officers and directors are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package; and the Company will obtain directors’ and officers’ insurance in such amounts as is customary for an initial public offering.

(xxxvi) No Unlawful Payments. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xxxvii) Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the anti-money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations and guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxviii) Compliance with OFAC. None of the Company or any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering and sale of the Offered Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxix) Emerging Growth Company. The Company is an “emerging growth company” as defined in Section 2(a)(19) of the Act. Neither the Company nor any person authorized by the Company has engaged in any “test the waters” oral or written communication in connection with the offering of the Offered Securities in reliance on Section 5(d) of the Act.

(b) Each of QEP Ute LLC and QR Ute Partners (collectively the “Quantum Selling Stockholders”) jointly and severally as between the Quantum Selling Stockholders and severally and not jointly with respect to Ute Energy Holdings LLC (the “Holdings Selling Stockholder”), and the Holdings Selling Stockholder severally and not jointly with respect to the Quantum Selling Stockholders, represents and warrants to, and agrees with, the several Underwriters that:

(i) Good Standing of Selling Stockholder. Such Selling Stockholder is validly existing and, to the extent such concept exists in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization.

(ii) No Distribution of Offering Material. Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Offered Securities without the prior written consent of Credit Suisse Securities (USA) LLC.

(iii) Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the General Disclosure Package or the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading with respect to such Selling Stockholder, such Selling Stockholder will immediately notify the Company and the Representatives of such change. The preceding sentence applies only to information furnished by such Selling Stockholder specifically for use in the General Disclosure Package or the Final Prospectus, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.

(iv) No Misstatements or Omissions. (i) (A) At their respective Effective Times, (B) on the date of this Agreement and (C) on each Closing Date, each of the Initial Registration Statement and the Additional Registration Statement (if any) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will not include any untrue statement of a material fact or omit to state any material necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to the extent that any statements in or omissions from a Registration Statement, the Final Prospectus, any Statutory Prospectus or any amendments or supplements thereto are based on information furnished by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.

(v) Title to Securities. Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

(vi) Absence of Further Requirements. No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the offering and sale of the Offered Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws.

(vii) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject, or the charter or by-laws of such Selling Stockholder if the Selling Stockholder is a corporation or the constituent documents of the Selling Stockholder if the Selling Stockholder is not a natural person or a corporation;

(viii) General Disclosure Package. As of the Applicable Time, neither (i) the General Disclosure Package nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to information furnished to the Company by such Selling Stockholder specifically for use in the General Disclosure Package or in any individual Limited Use Issuer Free Writing Prospectus, it being understood and agreed that the only such information is that described as such in Section 8(b).

(ix) No Undisclosed Material Information. The sale of the Offered Securities by such Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company that is not set forth in the General Disclosure Package.

(x) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(xi) Stakeholder’s Agreement. To the extent any conflict shall arise between the provisions of this Agreement and Section 3.6 of the Stakeholders’ Agreement, dated as of January 4, 2012, entered into by and among Ute Energy LLC, the Selling Stockholders and certain members of management and other employees of Ute Energy LLC, the terms of this Agreement shall control.

(xii) No Finder’s Fee. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xiii) Absence of Manipulation. Such Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $[•] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse in its discretion, in order to avoid fractions) obtained by multiplying [•] Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

The Company and the Selling Stockholders will deliver the Firm Securities to or as instructed by Credit Suisse for the accounts of the several Underwriters in a form reasonably acceptable to Credit Suisse against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse drawn to the order of the Company in the case of [•] shares of Firm Securities, Ute Energy Holdings LLC in the case of [•] shares of Firm Securities, QEP Ute LLC in the case of [•] shares of Firm Securities and QR Ute Partners in the case of [•] shares of Firm Securities, at the office of Latham & Watkins LLP, 811 Main Street Suite 3700, Houston, Texas 77002, at [•]A.M., New York time, on [•], 2012, or at such other time not later than seven full business days thereafter as Credit Suisse and the Company determine, such time being herein referred to as the “First Closing Date.” For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Firm Securities so to be delivered or evidence of their issuance will be made available for checking at the above office of Latham & Watkins LLP at least 24 hours prior to the First Closing Date.

In addition, upon written notice from Credit Suisse given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by Credit Suisse to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Credit Suisse to the Company and the Selling Stockholders.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by Credit Suisse but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by Credit Suisse for the accounts of the several Underwriters in a form reasonably acceptable to Credit Suisse, against payment of the purchase price therefore in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse drawn to the order of the Company, at the above office of Latham & Watkins LLP. The Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for checking at the above office of Latham & Watkins LLP at a reasonable time in advance of such Optional Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

(a) Additional Filings. Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Representatives, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Time of the Initial Registration Statement. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Representatives of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

(b) Filing of Amendments: Response to Commission Requests. The Company will promptly advise the Representatives of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Representatives’ consent; and the Company will also advise the Representatives promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or supplementation of a Registration Statement or any Statutory Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its commercially reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c) Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(d) Rule 158. As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Time of the Initial Registration Statement (or, if later, the Effective Time of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For the purpose of the preceding sentence, “Availability Date” means the day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Time on which the Company is required to file its Form 10-Q for such fiscal quarter except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the day after the end of such fourth fiscal quarter on which the Company is required to file its Form 10-K.

(e) Furnishing of Prospectuses. The Company will make available through EDGAR (as defined below) to the Representatives copies of each Registration Statement (including all exhibits) and, upon request of the Representatives, signed copies of each Registration Statement, and will furnish to the Representatives copies of each related Statutory Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request, as soon as available as reasonably requested by the Representatives, and in any event within 2 business days. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f) Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Reporting Requirements. During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(h) Payment of Expenses. The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to any filing fees and other expenses (including fees and disbursements of counsel to the Underwriters) incurred in connection with the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the preparation and printing of memoranda relating thereto, costs and expenses related to the review by the Financial Industry Regulatory Authority (the “FINRA”) of the Offered Securities (including filing fees and the fees and expenses of counsel for the Underwriters relating to such review), costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company including the chartering of airplanes, fees and expenses incident to listing the Offered Securities on the New York Stock Exchange, American Stock Exchange, NASDAQ Stock Market and other national and foreign exchanges, fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, any stock or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance and delivery of the Offered Securities to the Underwriters and expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors. Each Selling Stockholder agrees with the several Underwriters that such Selling Stockholder will pay all expenses incident to the performance of the obligations of such Selling Stockholder under this Agreement.

(i) Use of Proceeds. The Company will use the net proceeds received by it in connection with this offering in the manner described in the “Use of Proceeds” section of the General Disclosure Package and, except as disclosed in the General Disclosure Package, the Company does not intend to use any of the proceeds from the sale of the Offered Securities hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(j) Absence of Manipulation. The Company and the Selling Stockholders will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(k) (A) Restriction on Sale of Securities by Company. For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its Securities or any securities convertible into or exchangeable or exercisable for any of its Securities (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Representatives, except issuances of Lock-Up Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof and described in the General Disclosure Package or issuances of Lock-Up Securities pursuant to the exercise of such options, provided that such options or the Lock-Up Securities issued upon exercise thereof do not vest or are not transferable during the Lock-Up Period. The initial Lock-Up Period will commence on the date hereof and continue for 180 days after the date hereof or such earlier date that the Representatives consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives with notice of any results, news, events or announcement described in clauses (1) and (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

(B) Agreement to announce lock-up waiver. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 7(k) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit A hereto through a major news service at least two business days before the effective date of the release or waiver.

(l) Restriction on Sale of Securities by Selling Stockholders. For the period (the “Lock-Up Period”) specified in each of the lock-up letters (the “Stockholder Lock-Up Letters”) executed by the Selling Stockholders in the form of Schedule D hereto, each Selling Stockholder will not take any action in contravention of such Stockholder Lock-Up Letters.

(m) Emerging Growth Company Status. Until [ ● ], 2012,1 the Company will notify the Representatives in writing on or prior to the date that the Company is no longer an “emerging growth company” as defined in Section 2(a)(19) of the Act.

6. Free Writing Prospectuses. The Company and Selling Stockholders represent and agree that, unless they obtain the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein (as though made on such Closing Date), to the accuracy of the statements of Company officers

[1]	Insert the date that is 15 days after the expiration of the Lock-Up Period.

made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

(a) KPMG Comfort Letter. The Representatives shall have received letters, dated, respectively, the date hereof and each Closing Date, of KPMG LLC confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and in the form of Schedule E hereto (except that, in any letter dated a Closing Date, the specified date referred to in Schedule E hereto shall be a date no more than three days prior to such Closing Date).

(b) Ehrhardt Keefe Steiner & Hottman Comfort Letter. The Representatives shall have received letters, dated, respectively, the date hereof and each Closing Date, of Ehrhardt Keefe Steiner & Hottman PC confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and in the form of Schedule F hereto (except that, in any letter dated a Closing Date, the specified date referred to in Schedule F hereto shall be a date no more than three days prior to such Closing Date).

(c) Ryder Scott Comfort Letter. The Representatives shall have received letters, dated, respectively, the date hereof and each Closing Date, of Ryder Scott Company, L.P. in the form of Schedule G hereto (i) confirming that, as of the date of its reserve reports, it was an independent reserve engineer for the Company and that, as of the date of such letter, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve reports and (ii) otherwise in form and substance acceptable to the Representatives.

(d) Cawley Gillespie Comfort Letter. The Representatives shall have received letters, dated, respectively, the date hereof and each Closing Date, of Cawley, Gillespie & Associates, Inc., in the form of Schedule H hereto (i) confirming that, as of the date of its reserve report, it was an independent reserve engineer for the Company and that, as of the date of such letter, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve report and (ii) otherwise in form and substance acceptable to the Representatives.

(e) Effectiveness of Registration Statement. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Final Prospectus is finalized and distributed to any Underwriter, or shall have occurred at such later time as shall have been consented to by the Representatives. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

(f) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) to the extent applicable, any downgrading in the rating of any debt securities or preferred stock of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Representatives, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the NASDAQ Stock Market, or any setting of minimum or maximum prices for trading on such exchange; (v)

any suspension of trading of any securities of the Company on the New York Stock Exchange or in the over the counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

(g) Opinion of Counsel for the Company. The Representatives shall have received an opinion, dated such Closing Date, of Vinson & Elkins LLP, counsel for the Company, in the form of Schedule I and otherwise in form and substance acceptable to the Representatives.

(h) Opinion of Counsel for Selling Stockholders. The Representatives shall have received an opinion, dated such Closing Date, of [•], counsel for the Selling Stockholders, in the form of Schedule J and otherwise in form and substance acceptable to the Representatives.

(i) Opinion of General Counsel of the Company. The Representatives shall have received an opinion, dated such Closing Date, of M.A. Shelby, general counsel of the Company, in the form of Schedule L and otherwise in form and substance acceptable to the Representatives.

(j) Opinion of Counsel to the Tribe. The Representatives shall have received an opinion, dated such Closing Date, of Fredericks Peebles & Morgan LLP, counsel to the Ute Indian Tribe of the Uintah and Ouray Reservation, in the form of Schedule M and otherwise in form and substance acceptable to the Representatives.

(k) Opinion of Counsel for Underwriters. The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(l) Officer’s Certificate. The Representatives shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was timely filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) of Regulation S-T of the Commission; and, subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

(m) Lock-Up Agreements. On or prior to the date hereof, the Representatives shall have received lockup letters from each of the executive officers and directors of the Company and each Selling Stockholder.

(n) Tribal Resolution. The Representatives shall have received duly executed resolutions of the Ute Indian Tribe of the Uintah and Ouray Reservation, in form and substance reasonably satisfactory to counsel for the Underwriters, specifically authorizing and approving the limited waiver of sovereign immunity contained in (i) Section 17 hereof and (ii) the lock-up agreement to be executed and delivered by the Holdings Selling Stockholder pursuant to Section 7(m) hereof.

(o) To avoid a 28% backup withholding tax each Selling Stockholder will deliver to the Representatives a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

The Selling Stockholder and the Company will furnish the Representatives with any additional opinions, certificates, letters and documents as the Representatives reasonably request and conformed copies of documents delivered pursuant to this Section 7. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

8. Indemnification and Contribution. (a) Indemnification of Underwriters by Company. The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time or arise out of or are based upon the omission of any material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading, or are based upon any untrue statement of material fact necessary in order to make the statements, in light of the circumstance under which they were made, not misleading in any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact necessary to make the statements in any Statutory Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b) Indemnification of Underwriters by Selling Stockholders. The Quantum Selling Stockholders, jointly and severally as between the Quantum Selling Stockholders and severally and not jointly with respect to the Holdings Selling Stockholder, and the Holdings Selling Stockholder severally and not jointly with respect to the Quantum Selling Stockholders, will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time or arise out of or are based upon the omission of any material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading, or are based upon any untrue statement of a material fact necessary in order to make the statements, in light of the circumstance under which they were made, not misleading in any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact necessary to make the statements in any Statutory Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such expenses are incurred; provided, however that (i) the Quantum Selling Stockholders shall be subject to such liability only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon information provided by the Quantum Selling Stockholders, it being understood and agreed that the only such information furnished by the Quantum Selling Stockholder consists of the following information in the Final Prospectus furnished on behalf of the Quantum Selling Stockholders: the legal name, address and the number of shares of Securities owned by such Quantum Selling Stockholders, and the other information with respect to such Quantum Selling Stockholders (excluding percentages) which appears in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders,” and (ii) the Holdings Selling Stockholder shall be subject to such liability only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon information provided by the Holdings Selling Stockholder, it being understood and agreed that the only such information furnished by the Holdings Selling Stockholder consists of the following information in the Final Prospectus furnished on behalf of the Holdings Selling Stockholder: the legal name, address and the number of shares of Securities owned by such Holdings Selling Stockholder, and the other information with respect to such Holdings Selling Stockholder (excluding percentages) which appears in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders,” and (iii) the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.

(c) Indemnification of Company and Selling Stockholders. Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder (each, an “Underwriter Indemnified Party”) against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, or other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement at any time or arise out of or are based upon the omission of any material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading, or are based upon any untrue statement of material fact necessary in order to make the statements, in light of the circumstance under which they were made, not misleading in any Statutory Prospectus at any time, the Final Prospectus or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or the alleged omission of a material fact necessary to make the statements in any Statutory Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Final Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption “Underwriting” and the information contained in the sixth and sixteenth paragraphs under the caption “Underwriting.”

(d) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section or Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above or Section 10, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above or Section 10 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above or Section 10. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could reasonably have been a party and indemnity could reasonably have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding any provision of this subsection (e), in no case shall any Selling Stockholder be responsible for any amount in excess of the aggregate proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e).

9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 11 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

10. Qualified Independent Underwriter. The Company hereby confirms that at its request Credit Suisse has without compensation acted as “qualified independent underwriter” (in such capacity, the “QIU”) within the meaning of FINRA Rule 5121 in connection with the offering of the Offered Securities and has undertaken the legal responsibilities and liabilities of an underwriter under the Securities Act, specifically those inherent in Section 11 of the Securities Act. The Company and the Selling Stockholders will severally and not jointly indemnify and hold harmless the QIU, its directors, officers, employees and agents and each person, if any, who controls the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU’s acting (or alleged failing to act) as such “qualified independent underwriter” and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Stockholders, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 8 and the obligations of the Company and the Selling Stockholders pursuant to Section 10 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o (i) Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, and (ii) Goldman, Sachs & Co., 200 West Street, New York, N.Y. 10282, Attention: Registration Department, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1875 Lawrence Street, Suite 200, Denver, Colorado 80202, Attention: M.A. Shelby with a copy to Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, TX 77002 Attention: Jeffrey K. Malonson, or, if sent to any Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to such Selling Stockholder at its address set forth in Schedule A hereto; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

14. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

16. Absence of Fiduciary Relationship. The Company and the Selling Stockholders acknowledge and agree that:

(a) No Other Relationship. The Representatives have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Stockholders, on the one hand, and the Representatives, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or is advising the Company or the Selling Stockholders on other matters;

(b) Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by Company and the Selling Stockholders following discussions and arms-length negotiations with the Representatives and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose. The Company and the Selling Stockholders have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Selling Stockholders and that the Representatives have no obligation to disclose such interests and transactions to the Company or the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and

(d) Waiver. The Company and the Selling Stockholders waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

17. Limited Waiver of Sovereign Immunity. To the extent that either the Company or the Holdings Selling Stockholder has sovereign immunity by reason of the character or identity of their stockholders or members or otherwise, the Company and the Holdings Selling Stockholder hereby irrevocably and expressly waive their sovereign immunity for the limited purpose of interpreting and enforcing the terms of this Agreement, including, without limitation, the indemnification and contribution obligations set forth in Section 8 hereof, such that the Company and the Holdings Selling Stockholder consent to unconsented suit in any suit arising out of or relating to this Agreement, whether such suit be brought in law or in equity or in administrative proceedings or proceedings in arbitration, to permit the commencement, maintenance and enforcement of any action by any person with standing to maintain an action, to interpret or enforce the terms of this Agreement and to enforce and execute any judgment or other available relief resulting therefrom against the Company or the Holdings Selling Stockholder. The Company and the Holdings Selling Stockholder hereby irrevocably waive any and all rights to have any claim or dispute that is subject to the foregoing limited waiver of sovereign immunity resolved in a tribal court or other dispute resolution forum, whether otherwise required by the comity or the doctrines of abstention or exhaustion of tribal remedies.

18. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company and each Selling Stockholder hereby submits to the exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each Selling Stockholder irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

19. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

[Signature Page Follows]

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours,

UTE ENERGY CORPORATION

By:
Name:
Title:

UTE ENERGY HOLDINGS LLC

By:
Name:
Title:

QEP UTE LLC

By:
Name:
Title:

QR UTE PARTNERS

By:
Name:
Title:

Signature Page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

GOLDMAN, SACHS & CO.

By:
(Goldman, Sachs & Co.)

RBC CAPITAL MARKETS, LLC

By:
Name:
Title:

WELLS FARGO SECURITIES, LLC

By:
Name:
Title:

Acting on behalf of themselves and as the Representatives of the several Underwriters.

Signature Page to Underwriting Agreement

SCHEDULE A

Underwriter	Number of Firm Securities to be Purchased
Credit Suisse Securities (USA) LLC	[•]
Goldman, Sachs & Co.	[•]
RBC Capital Markets, LLC	[•]
Wells Fargo Securities, LLC	[•]
Deutsche Bank Securities Inc.	[•]
KeyBanc Capital Markets Inc.	[•]
Macquarie Capital (USA) Inc.	[•]
Tudor, Pickering, Holt & Co. Securities, Inc.	[•]
Mitsubishi UFJ Securities (USA), Inc.	[•]

Total	[•]

A-1

SCHEDULE B

Selling Stockholder	Number of Firm Securities to be Sold
Ute Energy Holdings LLC	[•]
QEP Ute LLC	[•]
QR Ute Partners	[•]

Total	[•]

B-1

SCHEDULE C

1. General Use Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

1. [list any documents]

2. Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

[1. The initial price to the public of the Offered Securities.]

C-1

SCHEDULE D

Form of Lock-up Letter

[•] , 2012

Ute Energy Corporation

1875 Lawrence Street, Suite 200

Denver, Colorado 80202

Credit Suisse Securities (USA) LLC

Goldman, Sachs & Co.

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

c/o	Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Dear Sirs:

As an inducement to the Underwriters to execute the Underwriting Agreement (the “Underwriting Agreement”), pursuant to which an offering will be made that is intended to result in the establishment of a public market for the common stock, par value $0.01 per share (the “Securities”), of Ute Energy Upstream Holdings, LLC, to be converted into Ute Energy Corporation prior to the closing of the offering referred to above, and any successor (by merger or otherwise) thereto, (the “Company”), the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Goldman, Sachs & Co. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse and Goldman, Sachs & Co., it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 180 days after the public offering date set forth on the final prospectus used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Credit Suisse and Goldman, Sachs & Co. waive, in writing, such extension.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Any Securities received upon exercise of options granted to the undersigned will also be subject to this Lock-Up Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement; provided that with respect to any sale or other disposition of such Securities, no filing or public announcement by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

Notwithstanding anything herein to the contrary, the restrictions contained in the Lock-Up Agreement shall not apply to (a) any transfer of Securities by the undersigned to a family member or trust and (b) if the undersigned is not a natural person, any distribution of Securities to limited partners, general partners, members or stockholders of the undersigned; provided that, with respect to clauses (a) and (b), (i) each transferee or distributee agrees to be bound in writing by the terms of this Lock-Up Agreement prior to such transfer or distribution, (b) such transfer or distribution shall not involve a disposition for value and (iii) no filing or public announcement by any party (donor, donee, transferor, transferee, distributor or distributee) under the Exchange Act or otherwise shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions in this Lock-Up Agreement shall be equally applicable to any issuer-directed Securities the undersigned may purchase in the above-referenced offering.

If the undersigned is an officer or director of the Company, (i) Credit Suisse and Goldman, Sachs & Co. agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Securities, Credit Suisse and Goldman, Sachs & Co. will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Credit Suisse and Goldman, Sachs & Co. hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

[To the extent that the undersigned has sovereign immunity by reason of the character or identity of its stockholders or members or otherwise, the undersigned hereby irrevocably and expressly waives its sovereign immunity for the limited purpose of interpreting and enforcing the terms of this Lock-Up Agreement such that the undersigned consents to unconsented suit in any suit arising out of or relating to this Lock-Up Agreement, whether such suit be brought in law or in equity or in administrative proceedings or proceedings in arbitration, to permit the commencement, maintenance and enforcement of any action by any person with standing to maintain an action, to interpret or enforce the terms of this Agreement and to enforce and execute any judgment or other available relief resulting therefrom against the undersigned. The undersigned hereby irrevocably waives any and all rights to have any claim or dispute that is subject to the foregoing limited waiver of sovereign immunity resolved in a tribal court or other dispute resolution forum, whether otherwise required by the comity or the doctrines of abstention or exhaustion of tribal remedies.]2

This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Lock-Up Agreement shall lapse and become null and void if the

[2]	To be included in the Lock-Up Agreement executed by Ute Energy Holdings LLC.

Public Offering Date shall not have occurred on or before August 31, 2012. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

                                                              ..

[Name of stockholder]

SCHEDULE E

The Representatives shall have received letters, dated, respectively, the date hereof and the First Closing Date, of KPMG LLC confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws to the effect that:

(i) in their opinion the audited consolidated financial statements examined by them and included in the Registration Statements and the General Disclosure Package comply as to form in all material respects with the applicable accounting requirements of the Securities Laws;

(ii) With respect to any period as to which officials of the Company have advised that no consolidated financial statements as of any date or for any period subsequent to December 31, 2011 are available, they have made inquiries of certain officials of the Company who have responsibility for the financial and accounting matters of the Company as to whether, at a specified date not more than three business days prior to the date of such letter, there were any increases in the long-term debt of the Company, or any change in members’ equity or any decreases in the net current assets of the Company or total equity of the Company, as compared with the amounts shown on the most recent balance sheet for the Company included in the General Disclosure Package and, on the basis of such inquiries, nothing came to their attention which caused them to believe that there was any such change, increase, or decrease, except for such changes, increases or decreases set forth in such letter which the General Disclosure Package discloses have occurred or may occur;

(iii) they have (A) read the Company’s unaudited pro forma condensed combined balance sheet as of December 31, 2011, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and included in the General Disclosure Package, (B) inquired of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments, and whether the unaudited pro forma condensed combined financial statements referred to in clause (A) comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X, and (C) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed combined financial statements, and that nothing came to their attention as a result of the procedures specified in clauses (A), (B) and (C) that caused them to believe that the unaudited pro forma condensed combined financial statements included in the General Disclosure Package do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial and statistical information contained in the Registration Statements, each Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectus that is an “electronic road show,” as defined in Rule 433(h)) and the General Disclosure Package (in each case to the extent that such dollar amounts, percentages and other financial and statistical information are derived from the general accounting records of the Company or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial and statistical information to be in agreement with such results.

For purposes of this Schedule, if the Effective Time of the Additional Registration Statement is subsequent to the execution and delivery of this Agreement, “Registration Statements” shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed shortly prior to its Effective Time.

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SCHEDULE F

The Representatives shall have received letters, dated, respectively, the date hereof and the First Closing Date, of Ehrhardt Keefe Steiner & Hottman PC confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws to the effect that:

(i) in their opinion the audited consolidated financial statements and schedules examined by them and included in the Registration Statements and the General Disclosure Package comply as to form in all material respects with the applicable accounting requirements of the Securities Laws;

(ii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial and statistical information contained in the Registration Statements, each Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectus that is an “electronic road show,” as defined in Rule 433(h)) and the General Disclosure Package (in each case to the extent that such dollar amounts, percentages and other financial and statistical information are derived from the general accounting records of the Company and its subsidiaries or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of the general accounting records of the Company and other procedures specified in such letter and have found such dollar amounts, percentages and other financial and statistical information to be in agreement with such results.

For purposes of this Schedule, if the Effective Time of the Additional Registration Statement is subsequent to the execution and delivery of this Agreement, “Registration Statements” shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed shortly prior to its Effective Time.

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SCHEDULE G

The Representatives shall have received letters, dated, respectively, the date hereof and the First Closing Date, of Cawley, Gillespie & Associates, Inc. confirming that:

(i) they are an independent petroleum reserve engineer for the Company;

(ii) no information had come to their attention that could reasonably have been expected to cause them to withdraw their reserve report;

(iii) the estimates of reserves and classification, future income and present worth of future income contained in their reserve report and included in the Registration Statement and General Disclosure Package were made in accordance with the applicable Securities Laws and prepared in a manner consistent and in compliance with applicable standards and definitions pertaining to the estimating and auditing of gas and oil reserves information promulgated by the SEC;

(iv) nothing came to their attention, as a result of their activities as independent petroleum reserve engineers or otherwise, which would lead them to believe that the information set forth in such reserve report and included in the Registration Statement and General Disclosure Package was incorrect or that would cause them to revise downward by any material amount any statement made or opinion expressed by them in their reserve report, with respect to their estimates of proved developed or proved undeveloped reserves of oil, natural gas or NGL interests or future net income;

(v) the engineering projections included in their reserve report were based on the latest available production data and no additional information has been brought to their attention that would lead them to believe that there would be a material change in proved reserves or future net revenues reflected in their reserve report;

(vi) they have reviewed circled reserves information from the Registration Statement and the General Disclosure Package and confirm that such circled information labeled “A” has been accurately derived from their reserve report, circled information labeled “B” contains information calculated by the Company using information from their reserve report aggregated with outside information and conforms to such information calculated by the Company, and circled information labeled “C” was not included in their reserve report and was prepared by the Company and conforms to such information prepared by the Company.

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SCHEDULE H

The Representatives shall have received letters, dated, respectively, the date hereof and the First Closing Date, of Ryder Scott Company, L.P. confirming that:

(i) they are an independent petroleum reserve engineer for the Company;

(ii) no information had come to their attention that could reasonably have been expected to cause them to withdraw their reserve report;

(iii) the estimates of reserves and classification, future income and present worth of future income contained in their reserve report and included in the Registration Statement and General Disclosure Package were made in accordance with the applicable Securities Laws and prepared in a manner consistent and in compliance with applicable standards and definitions pertaining to the estimating and auditing of gas and oil reserves information promulgated by the SEC;

(iv) nothing came to their attention, as a result of their activities as independent petroleum reserve engineers or otherwise, which would lead them to believe that the information set forth in such reserve report and included in the Registration Statement and General Disclosure Package was incorrect or that would cause them to revise downward by any material amount any statement made or opinion expressed by them in their reserve report, with respect to their estimates of proved developed or proved undeveloped reserves of oil, natural gas or NGL interests or future net income;

(v) the engineering projections included in their reserve report were based on the latest available production data and no additional information has been brought to their attention that would lead them to believe that there would be a material change in proved reserves or future net revenues reflected in their reserve report;

(vi) they have reviewed circled reserves information from the Registration Statement and the General Disclosure Package and confirm that such circled information labeled “A” has been accurately derived from their reserve report, circled information labeled “B” contains information calculated by the Company using information from their reserve report aggregated with outside information and conforms to such information calculated by the Company, and circled information labeled “C” was not included in their reserve report and was prepared by the Company and conforms to such information prepared by the Company.

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SCHEDULE I

OPINION OF VINSON & ELKINS LLP

(i) Good Standing of the Company. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in the jurisdictions listed on Schedule K hereto;

(ii) Offered Securities: Capitalization. The Offered Securities delivered on such Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, conform to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities under federal law, the General Corporation Law of the State of Delaware or any other instrument to which the Company [or its predecessor, Ute Energy Upstream Holdings LLC,] is a party filed as an exhibit to a Registration Statement;

(iii) Registration Rights. To the best of the knowledge of such counsel, there are no contracts, agreements or understandings between the Company and any person granting such person registration rights, except as disclosed in the General Disclosure Package;

(iv) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act;

(v) Absence of Further Requirements. No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the offering, issuance and sale of the Offered Securities by the Company, except such as have been disclosed in the General Disclosure Package, such as have been obtained or made, or such as may be required under state securities laws or by the FINRA rules; in each case where the failure to obtain such consent, approval, authorization or order of, or filing with, would not reasonably be expected to materially impair the ability of the Company to consummate the transactions contemplated by this Agreement in connection with the offering, issuance and sale of the Offered Securities by the Company;

(vi) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (A) the charter or by-laws of the Company or, (B) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or (C) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject filed as an exhibit to a Registration Statement, except for any breach, violation or default described in clauses (B) and (C) which would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that with respect to clause (B), Vinson & Elkins LLP need not express any opinion as to the application of any state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations;

(vii) Compliance with Registration Requirements: Effectiveness. The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Final Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion (or, if stated in such opinion, pursuant to Rule 462(c)) on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

I-1

(viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company;

(ix) Accurate Disclosure. The statements in the General Disclosure Package and the Final Prospectus under the headings “Prospectus Summary—Corporate Reorganization”, “Business—Other Regulation of the Oil and Natural Gas Industry”, “Business—Environmental, Health and Safety Regulation”, “Description of Capital Stock”, “Certain Relationships and Related Party Transactions” and “Material U.S. Federal Income and Estate Tax Considerations to Non-U.S. Holders”, insofar as such statements constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate in all material respects;

(x) Disclosure. Each Registration Statement and the Final Prospectus, and each amendment or supplement thereto, as of their respective effective times or issue dates, appeared on their face to comply as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective time or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Final Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel have no reason to believe that the General Disclosure Package, as of the Applicable Time or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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SCHEDULE J

OPINION OF COUNSEL TO THE SELLING STOCKHOLDERS

(i) Good Standing of Selling Stockholder. Each Selling Stockholder is validly existing and, to the extent such concept exists in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization.

(ii) Title to Securities. Each Selling Stockholder had valid and unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Stockholders on such Closing Date hereunder;

(iii) Absence of Further Requirements. No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Selling Stockholders for the consummation of the transactions contemplated by this Agreement in connection with the offering and sale of the Offered Securities sold by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

(iv) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholders pursuant to, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of their properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject or the charter or by-laws of any Selling Stockholder that is a corporation or the constituent documents of any Selling Stockholder that is not a natural person or a corporation;

(v) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

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SCHEDULE K

Foreign Qualifications

1. [•]

2. [•]

3. [•]

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SCHEDULE L

OPINION OF GENERAL COUNSEL

(i) Absence of Existing Defaults and Conflicts. To the best of counsel’s knowledge, the Company is not in violation of its respective charter or by-laws and, and no default (or event which, with the giving of notice or lapse of time would be a default) has occurred in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in a Registration Statement or the General Disclosure Package or filed or incorporated by reference as an exhibit to a Registration Statement, except for where such default would not be reasonably expected to, individually or in the aggregate, give rise to a Material Adverse Effect.

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SCHEDULE M

OPINION OF COUNSEL TO THE TRIBE

(i) Enforceability of Exploration and Development Agreements. Each of the Exploration and Development Agreements to which the Company and the Tribe are parties3 has been duly and validly authorized by the Tribe and constitutes a valid and binding obligation of the Tribe, enforceable against the Tribe in accordance with its terms under applicable law.

[3]	Counsel to list such Exploration and Development Agreements in a schedule to the opinion.

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Exhibit A

[Form of Press Release]

Ute Energy Corporation

[Date]

Ute Energy Corporation (“Company”) announced today that Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., the lead book-running managers in the Company’s recent public sale of shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on , 20 , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit A